SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2004

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                              CAL-MAINE FOODS, INC.
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             (Exact name of Registrant as specified in its charter)


       Delaware                    000-04892                    64-0500378
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(State or other             (Commission File Number)           (IRS Employer
  jurisdiction of                                              Identification
    incorporation)                                                Number)


3320 Woodrow Wilson Avenue,  Jackson, MS                         39207
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:   (601) 948-6813
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.  The following exhibit is furnished herewith:

               99.1   Press Release issued by the Registrant on March 29, 2004.


Item 12.  Results of Operations and Financial Condition

     On March 29, 2004, the Registrant issued a press release announcing its financial results for the quarter ended February 28, 2004. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.


                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAL-MAINE FOODS, INC.
                                            (Registrant)



Date:    March 29, 2004                  By: /s/ Charles F. Collins
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                                             Charles F. Collins
                                             Vice President and Controller